                                                                   Exhibit 10.20

                       Confidential Treatment Requested
                       --------------------------------

                        Incentive Stock Option Agreement
                   under the Boron, LePore & Associates, Inc.
                        1996 Stock Option and Grant Plan



Name of Optionee:               Timothy J. McIntyre

No./Class of Option Shares:     300,000 Shares of Class A Common Stock

Grant Date:                     June 9, 1997

Expiration Date:                June 9, 2007

Option Exercise Price/Share:    $6.30

     Pursuant to the Boron, LePore & Associates, Inc. 1996 Stock Option and Grant Plan (the "Plan"), Boron, LePore & Associates, Inc., a Delaware corporation (the "Company"), hereby grants to the person named above (the "Optionee"), who is an officer or full-time employee of the Company or any of its subsidiaries, an option (the "Stock Option") to purchase on or prior to the expiration date specified above (the "Expiration Date") all or any part of the number of shares of Class A Common Stock, par value $0.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), at the per share option exercise price specified above, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (the "Agreement") and in the Plan. This Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). To the extent that any portion of the Stock Option does not so qualify (e.g. upon vesting of more than $100,000 of options in any year based on exercise price or in the event of a disqualifying disposition), it shall be deemed a non-qualified stock option. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

     1.   Vesting and Exercisability.
          --------------------------

          (a) No portion of this Stock Option may be exercised until such portion shall have vested.

          (b) Except as set forth below and in Section 6, and subject to the determination of the Compensation Committee of the Board of Directors of the Company or the Board of Directors of the Company, as applicable (the "Committee"), in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable as provided in Schedule A hereto.
----------

          (c) In the event that the Optionee's Service Relationship (as hereinafter defined) with the Company and its subsidiaries terminates for any reason or under any circumstances, including the Optionee's resignation, retirement or termination by the Company, upon the Optionee's death or disability, or for any other reason, regardless of the circumstances thereof, or in the event that as of October 1, 1997, the Optionee has failed to permanently relocate to the greater New York Metropolitan area, this Stock Option shall no longer vest or become exercisable with respect to any Option Shares not vested as of the date of such termination from and after the date of such termination, except as provided in Section 1(d) and Section 5 of Schedule A hereto, and this
                                                    ----------
Stock Option may thereafter be exercised, to the extent it was vested and exercisable on such date of such termination or as of October 1, 1997, if applicable, until the Expiration Date contemplated by Section 1(d). Except as the Committee may otherwise determine, after either such event this Stock Option shall be null and void as to any Option Shares not then vested. For purposes hereof, a "Service Relationship" shall mean any relationship as an employee, part-time employee or consultant of the Company or any subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event the Optionee's status changes from full-time employee to part-time employee or consultant.

          (d) Once any portion of this Stock Option becomes vested and exercisable, it shall continue to be exercisable by the Optionee or his successors as contemplated herein at any time or times prior to the earlier of
(i) the date which is 12 months following the date on which the Optionee's Service Relationship with the Company and its subsidiaries terminates due to death or disability or for three months following the date on which the Optionee's Service Relationship with the Company and its subsidiaries terminates if the termination is due to any other reason, except as provided in Section 5 of Schedule A, or (ii) June 9, 2007, subject to the provisions hereof,
   ----------
including, without limitation, Section 7 hereof which provides for the termination of unexercised options upon completion of certain transactions as described therein (the "Expiration Date").

          (e) It is understood and intended that this Stock Option shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of any Option Shares within the one-year period beginning on the day after the day of the transfer of such Option Shares to him, nor within the two-year period beginning on the day after the grant of this Stock Option, and that exercise of this Stock Option must occur while Optionee is an employee of the Company or within three months after he ceases to be an employee of the Company (or twelve months in the case of death or disability). If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Option Shares within either of these holding periods, he will notify the Company within thirty (30) days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes.

     2.   Exercise of Stock Option.
          ------------------------

          (a) The Optionee may exercise only vested portions of this Stock Option and only in the following manner: Prior to the Expiration Date (subject to Section 7 and Schedule A ), the Optionee may deliver a Stock Option Exercise
                 ----------
Notice (an "Exercise Notice") in the form of Appendix A hereto indicating his
                                             ----------
election to purchase some or all of the Option Shares with respect to which this Stock Option has vested at the time of such notice. Such notice shall specify the number of Option Shares to be purchased.

     Payment of the purchase price for the Option Shares may be made by one or more (if applicable) of the following methods: (a) in cash, by certified or bank check or other instrument acceptable to the Option Committee; or (b) if the closing of the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Company to the public has occurred, then (i) in the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months, if permitted by the Committee in its discretion; (ii) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the

Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Option Committee shall prescribe as a condition of such payment procedure, or (c) a combination of (a), (b)(i) and
(b)(ii) above. Payment instruments will be received subject to collection.

          (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Option Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Option Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

          (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date, including such date as is contemplated by Section 7 hereof.

     3.   Incorporation of Plan.  Notwithstanding anything herein to the
          ---------------------
contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, provided that in the event of any inconsistency in the specific terms, this Stock Option shall be given effect.

     4.   Transferability.  This Agreement is personal to the Optionee and is
          ---------------
not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. This Stock Option may be exercised during the Optionee's lifetime only by the Optionee. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the personal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

     5.   Adjustment Upon Changes in Capitalization.  The shares of stock
          -----------------------------------------
covered by this Stock Option are shares of Class A Common Stock of the Company. Subject to Section 6 hereof, if the shares of Class A Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company, whether through merger or consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. In the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this Section 5 shall be determined by the Option Committee of the Company, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan resulting from any such adjustment, but the Company in its discretion may make a cash payment in lieu of fractional shares.

     6.   Effect of Certain Transactions.  In the case of  (a) the dissolution
          ------------------------------
or liquidation of the Company; (b) the sale of all or substantially all of the assets of the Company and its Subsidiaries to another person or entity; (c) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction; (d) the sale of the outstanding stock of the Company to an unrelated person or entity; or (e) any other transaction or series of transactions effectively constituting a sale of the Company in which the owners of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction (a "Sale Event"), this Stock Option (i) shall be deemed fully vested and exercisable (to the extent not previously vested) immediately prior to the effective date of (or, if relevant, the record date for determining stockholders entitled to participate in) such transaction to the extent, but only to the extent, provided in Schedule A hereto, provided that such acceleration and any notice
            ----------
of exercise of options that become vested as a result thereof shall in all cases be subject to and contingent upon the closing or consummation of such transaction, and (ii) shall no longer vest as to any Option Shares not then vested or which do not vest as a result of such transaction except as the Committee otherwise may determine in its sole discretion. In any case, this Stock Option (with respect to both vested and unvested Stock Options) shall terminate on the effective date of (or, if relevant, the record date for determining stockholders entitled to participate in) such transaction or event; provided, however, that if (and only if) the Optionee agrees, provision may be made in such transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise price as such parties shall agree to, and, in the case of an assumption, with references to the Company being deemed to refer to such successor entity. In the event of any transaction which will result in such termination, the Company shall give to the Optionee written notice thereof at least fifteen (15) days prior to the effective date of such transaction or the record date on which stockholders of the Company entitled to participate in such transaction shall be determined, whichever comes first. Until the earlier to occur of such effective date or record date, the Optionee may exercise any vested portion of this Stock

Option, but after such effective date or record date, as the case may be, the Optionee may not exercise this Stock Option unless it is assumed or substituted by the successor as provided above.

     7.  Withholding Taxes. The Optionee shall, not later than the date as of
         -----------------
which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. For purposes of this Section 7 "Fair Market Value" on any given date means the last reported sale price at which Common Stock is traded on such date or, if no Common Stock is traded on such date, the next preceding date on which Common Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Common Stock is traded or admitted to trading. The Optionee acknowledges and agrees that the Company or any subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

     8.  Miscellaneous Provisions.
         ------------------------

         (a)  Equitable Relief. The parties hereto agree and declare that legal
              ----------------
remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

         (b)  Change and Modifications. This Agreement may not be orally
              ------------------------
changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

         (c)  Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware.

         (d)  Headings. The headings are intended only for convenience in
              --------
finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

         (e)  Saving Clause. If any provision(s) of this Agreement shall be
              -------------
determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

         (f)  Notices. All notices, requests, consents and other communications
              -------
shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

         (g)  Benefit and Binding Effect. This Agreement shall be binding upon
              --------------------------
and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

         (h)  Counterparts. For the convenience of the parties and to facilitate
              ------------
execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

                              BORON, LEPORE & ASSOCIATES, INC.

                              By:
                                  ----------------------------------

                              Title:
                                     -------------------------------

                           Address:  BORON, LEPORE & ASSOCIATES, INC.
                                     Attention: President
                                     17-17 Route 208 North
                                     Fair Lawn, New Jersey 07410

                              OPTIONEE:


                              --------------------------------------
                              Timothy J. McIntyre


                              Optionee's Address:


                              ------------------------------

                              ------------------------------


                              DESIGNATED BENEFICIARY:


                              ------------------------------


                              Beneficiary's Address:


                              ------------------------------

                              ------------------------------

                                   Schedule A
                                   ----------

                                Vesting Schedule
                                ----------------

       1. Defined Terms.  All capitalized terms used herein and not defined
          -------------
shall have the respective meanings provided in the attached Agreement.

       2. Time-Based Vesting.  Subject to Section 1(c) of the attached
          ------------------
Agreement, this Stock Option and the Option Shares subject thereto shall vest and become exercisable to the extent not previously vested, on June 9, 2004.

       3. Performance Vesting Events.  Notwithstanding anything hereunder to the
          --------------------------
contrary and as contemplated by Section 6 of the attached Agreement, the following numbers of Option Shares shall vest upon attainment of the performance objectives set forth below for 1997, 1998 and 1999, respectively, subject, however, in each case to the rights of the Committee in its sole discretion to grant whole or partial vesting of one or more tranches of Option Shares notwithstanding failure to attain the specified performance objectives:

                                                                                                           Incremental
                                                                                                           No. of Shares
Tranche                  Performance Objective                Vesting Date                                 Vested/1/
-------                  ---------------------                ------------                                 -------------

A.  1997
    ----

    1.  Execution prior to December 31, 1997 of               Date of Execution of *                       25,000
        definitive "corporate contract" agreement with        Contract
        * (the "*" Contract") (provided that no
        vesting of this tranche of Option Shares
        shall occur pursuant to this Schedule A if
        execution occurs after that date).

    2.  Execution prior to December 31, 1997 of new           Date of Execution of contract                25,000
        contracts by the Company and customers relating       pursuant to which * revenue
        to consumer meetings programs providing               target achieved
        aggregate revenue of at least * for the
        Company (provided that no vesting of the
        Tranche of Option Shares shall occur pursuant
        to this Schedule A if such contracts are not
        executed in 1997).

/1/ Subject to stock splits, stock dividends and the like as indicted in the attached Agreement.

-------------------------------------
* Omitted pursuant to a request for confidential treatment. The omitted material has been separately filed with the Securities and Exchange Commission.

                                                                                                           Incremental
                                                                                                           No. of Shares
Tranche                  Performance Objective                Vesting Date                                 Vested/1/
-------                  ---------------------                ------------                                 -------------

B.  1998
    ----

    3.  Initial execution prior to December 31, 1998          Date of initial execution or                 25,000
        of the * contract, or renewal of such contract        1998 renewal
        on substantially the same terms in 1998
        (provided that no vesting of this Tranche of
        Option Shares shall occur pursuant to this
        Schedule A if such initial execution or renewal
        does not occur in 1998).


/1/ Subject to stock splits, stock dividends and the like as indicated in the attached Agreement.

#   Subject to pro ration as provided under "Vesting Date."
------------------------------------

* Omitted pursuant to a request for confidential treatment. The omitted material has been separately filed with the Securities and Exchange Commission.

                                                                                                           Incremental
                                                                                                           No. of Shares
Tranche                  Performance Objective                Vesting Date                                 Vested/1/
-------                  ---------------------                ------------                                 -------------

    4.  Attainment by the Company's BLA Division (or          As of December 31, 1998 provided the         100,000#
        any successor thereto conducting its                  provided the Optionee has a
        promotional meetings  business as                     Service Relationship as of
        determined in good faith by the Company)              such date even if such Service
        of the financial and strategic                        Relationship terminates
        objectives set forth in the 1998 business             thereafter, based on the
        plan which is recommended by the CEO of               Company's review of its 1998
        the Company based upon his good faith assessment      financial results; provided,
        of the business of the BLA Division and                                  --------
        approved by the Board of Directors of                 however, that if the Service
        the Company prior to or shortly following             -------
        the commencement of the 1998 fiscal year,             Relationship is terminated
        but no later than January 31, (provided               pursuant to Section 6(c), 6(e)
        that no vesting of this Tranche of Option Shares      or 6(f) of the Employment
        shall occur pursuant to this Schedule A if            Agreement between the Optionee
        such objectives are not obtained.)                    and the Company dated June 9,
                                                              1997, and the performance
                                                              objective is obtained, a pro
                                                              rata percentage of the 100,000
                                                              Option Shares shall vest as of
                                                              December 31, 1998, such
                                                              percentage to be equal to the
                                                              percentage of 1998 which has
                                                              transpired (measured in full
                                                              months) prior to the
                                                              termination of such Service
                                                              Relationship.


C.  1999
    ----

/1/ Subject to stock splits, stock dividends and the like as indicated in the attached Agreement.

#    Subject to pro ration as provided under "Vesting Date."

                                                                                                           Incremental
                                                                                                           No. of Shares
Tranche                  Performance Objective                Vesting Date                                 Vested/1/
-------                  ---------------------                ------------                                 -------------

    5.  Initial execution prior to December 31, 1999 of       Date of initial execution or                 25,000
        the * Contract, or renewal of such contract           1999 renewal
        on substantially the same terms in 1999 (provided
        that no vesting of this Tranche of Option Shares
        shall occur pursuant to this Schedule A if such
        initial execution or renewal does not occur in
        1999).

    6.  Attainment by the Company's BLA Division (or          As of December 31, 1999           100,000/#/
        any successor thereto conducting its                  provided the Optionee has a
        promotional meetings  business as                     Service Relationship as of
        verified in good faith by the Company) of             such date even if such Service
        the financial and strategic objectives set            Relationship terminates
        forth in the 1999 business plan which                 thereafter, based on the
        is recommended by the CEO of                          Company's review of its 1999
        the Company based upon his good faith                 financial results; provided,
        assessment of the business of the BLA                 however that if the Service
        Division and approved by the Board                    Relationship is terminated
        of Directors of the Company prior to or               pursuant to Section 6(c), 6(e)
        shortly following the commencement of                 or 6(f)  of the Employment
        the 1999 fiscal year, but no later                    Agreement between the Optionee
        than January 31 (provided that no vesting             and the Company dated June 9,
        of this Tranche of Option Shares                      1997, and the performance
        shall occur pursuant to this Schedule A               objective is obtained, a pro
        if such objectives are not obtained).                 rata percentage of the 100,000
                                                              Option Shares shall vest as of
                                                              December 31, 1999, such
                                                              percentage to be equal to the
                                                              percentage of 1999 which has
                                                              transpired (measured in full
                                                              months) prior to the
                                                              termination of such Service
                                                              Relationship.


   4. Acceleration of Vesting on Certain Sale Events.  As of the effective date
      ----------------------------------------------
(or, as applicable, the record date) of any Sale Event (as defined in Section 6 of the attached Agreement), to the extent not previously vested, (i) if such Sale Event occurs before December 31, 1997, than all unvested Tranches shall automatically vest , and (ii) if such Sale Event occurs after December 31, 1997, then to the extent not previously vested, Tranches 4 and 6 shall thereupon vest, Tranches 3 and 5 shall automatically vest if (and only if) Tranche 1 has

#    Subject to pro ration as provided under "Vesting Date."
     ---------------------------------
* Omitted pursuant to a request for confidential treatment. The omitted material has been separately filed with the Securities and Exchange Commission.

                                                                                                           Incremental
                                                                                                           No. of Shares
Tranche                  Performance Objective                Vesting Date                                 Vested/1/
-------                  ---------------------                ------------                                 -------------

theretofore vested, and Tranche 5 shall automatically vest if (and only if) Tranche 3 has theretofore vested, and thereupon vesting shall otherwise cease and this Stock Option shall terminate as provided in Section 6 of the attached Agreement.

   5. Certain Employment-Related Terminations.  Notwithstanding anything herein
      ---------------------------------------
to the contrary, in the event Tranche 1 has vested in accordance with its terms as provided above and thereafter the employment of the Grantee terminates as a result of (i) a termination by the Company without cause, or (ii) resignation or a termination by the Employee due to an uncured, material default by the Company pursuant to or under the circumstances contemplated by Sections 6(e) and 6(f) of the Employment Agreement between the Company and the Grantee dated as of June 9, 1997, then the Stock Option as to Tranches 3 and 5, respectively, shall nonetheless remain in effect (as a non-qualified option, if applicable), until such time in 1998 or 1999, respectively, if ever, as the renewal specified above occurs, whereupon the relevant tranche shall vest as of the date of the renewal and be exercisable for three months after the Company gives the Optionee notice thereof, but if such event fails to occur in 1998 or 1999, respectively, then the Stock Option or the relevant tranche shall lapse and terminate as of December 31 of the relevant year. In any case this Stock Option shall terminate as contemplated by Section 6 of the attached Agreement or on the Expiration Date.

                                   Appendix A

                          STOCK OPTION EXERCISE NOTICE



Boron, LePore & Associates, Inc.
Attention:  Chief Financial Officer
17-17 Route 208 North
Fair Lawn, New Jersey 07410

Dear Sirs:

          Pursuant to the terms of my stock option agreement dated ____________ (the "Agreement") under the Boron, LePore & Associates, Inc 1996 Stock Option and Grant Plan, I, [Insert Name] ___________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $_______ representing the purchase price for [Fill in number of Option Shares] __________ option shares. I have chosen the following form(s) of payment:


   [_]    1. Cash
   [_]    2. Certified or Bank Check payable to Boron, LePore & Associates, Inc.
   [_]    3. Other (as described in the Agreement (please describe)) __________.

                              Sincerely yours,



                              --------------------------------------------
                              Please Print Name

                              --------------------------------------------
                              Signature